UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 1, 2013

SOMAXON PHARMACEUTICALS, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	000-51665	20-0161599
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

440 Stevens Avenue, Suite 200, Solana Beach, CA	92075
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (858) 876-6500

(Former Name or Former Address, if Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry Into a Material Definitive Agreement

On February 1, 2013, Somaxon Pharmaceuticals, Inc. (“Somaxon”) and its licensor ProCom One, Inc. entered into a Settlement and License Agreement (the “Agreement”) with Actavis Elizabeth LLC and Actavis Inc. (collectively, “Actavis”) to resolve the pending patent litigation between the parties involving Actavis’ application seeking approval to market a generic version of Silenor® (doxepin) 3 mg and 6 mg tablets.

Under the Agreement, Somaxon agreed to grant Actavis a non-exclusive, royalty-bearing license under the patents that are the subject of the litigation, U.S. Patent Nos. 6,211,229 and 7,915,307 (the “Litigated Patents”), to sell a generic version of Silenor in the United States beginning January 1 , 2020, or earlier under certain circumstances. Such circumstances include the sale in the United States of a generic equivalent version of Silenor by a third party and a final court decision that the Litigated Patents are not infringed, invalid or unenforceable.

The Agreement provides that Somaxon and Actavis will not pursue litigation activities related to the pending litigation and will file a dismissal order with respect to the pending litigation within three business days following the execution of the Agreement. Under the Agreement, Somaxon will make payments to Actavis in recognition of the savings inuring to Somaxon in terms of the avoidance of costs and burden associated with prosecuting the litigation. The Agreement provides that Somaxon and Actavis will submit the Agreements to the U.S. Federal Trade Commission and the U.S. Department of Justice within ten business days following the date of execution.

The Agreement also contains provisions regarding indemnification, confidentiality, dispute resolution and other customary provisions for agreements of these kinds.

The foregoing summary of the Agreement is qualified in its entirety by reference to the full text of the Agreement, a copy of which will be filed as an exhibit to Somaxon’s Quarterly Report on Form 10-Q for the quarter ending March 31, 2013.

Item 7.01.	Regulation FD Disclosure

On February 5, 2013, Somaxon issued a press release announcing, among other things, the signing of the Agreement with Actavis. The full text of such press release is furnished as Exhibit 99.1 to this report.

The foregoing information in Item 7.01 of this Current Report on Form 8-K, together with the press release attached hereto as Exhibit 99.1, is being furnished pursuant to this Item 7.01 and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and it shall not be deemed incorporated by reference in any filing under the Securities Act of 1933 or under the Exchange Act, whether made before or after the date hereof, except as expressly set forth by specific reference in such filing to Item 7.01 of this Current Report on Form 8-K.

By filing this Current Report on Form 8-K and furnishing this information, Somaxon makes no admission as to the materiality of Item 7.01 in this report or the press release attached hereto as Exhibit 99.1. The information contained in the press release is summary information that is intended to be considered in the context of Somaxon’s filings with the Securities and Exchange Commission and other public announcements that Somaxon makes, by press release or otherwise, from time to time.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description of Exhibit

99.1	Press Release, dated February 5, 2013

SIGNATURES

Pursuant to the requirements of the Exchange Act, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SOMAXON PHARMACEUTICALS, INC.
Date: February 5, 2013

	By:	/s/ Matthew W. Onaitis
	Name:	Matthew W. Onaitis
	Title:	Senior Vice President and General Counsel

EXHIBIT INDEX

Exhibit Number	Description of Exhibit

99.1	Press Release, dated February 5, 2013